UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2011

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239 (Address of principal executive offices including zip code)

(775) 688-6300
(Registrant’s telephone number, including area code)
Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

4.0% Secured Notes Series UIC-05A due 2014

On March 1, 2011, the Company and the Trustee entered the Third Supplemental Indenture to the Base Indenture (the “Series UIC-05A Third Supplemental Indenture”), and the Company, the Trustee and U-Haul Leasing & Sales Co. entered a Pledge and Security Agreement (the “Series UIC-05A Security Agreement”).  In connection with the foregoing, the Company issued $100,000 in aggregate principal amount of 4.0% Secured Notes Series UIC-05A due 2014 (the “Series UIC-05A Notes”) in a public offering.  Investors in the Series UIC-05A Notes must first join the U-Haul Investors Club.   The Company received approximately $7,900.00 in net cash proceeds from the offering, and intends to use the proceeds to reimburse its subsidiaries and affiliates for the cost of production of specified U-Haul™ AV Trailers (the “Collateral”) and for other general corporate purposes.

The Series UIC-05A Notes bear interest at the rate of 4.0% per year and are fully amortizing over the term.  Principal and interest on the Notes will be credited to each holder’s U-Haul Investors Club account on a quarterly basis in arrears throughout the term, commencing on June 2, 2011. The Series UIC-05A notes mature on June 2, 2014.  The Series UIC-05A Third Supplemental Indenture and the Series UIC-05A Security Agreement contain covenants requiring the maintenance of a first-priority lien on the Collateral and a prohibition of additional liens on the Collateral.  The Notes are not guaranteed by any subsidiary of the Company, and therefore are effectively subordinated to all of the existing and future claims of creditors of each of the Company’s subsidiaries.

The Series UIC-05A Notes were offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-169832) under the Securities Act of 1933, as amended.  The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated February 14, 2011, together with the accompanying prospectus, dated October 7, 2010, relating to the offering and sale of the Series UIC-05A Notes.

For a complete description of the terms and conditions of the Series UIC-05A Third Supplemental Indenture and the Series UIC-05A Security Agreement, please refer to the Series UIC-05A Third Supplemental Indenture and the Series UIC-05A Security Agreement, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.1.

A copy of the opinion and consent of Jennifer M. Settles, Secretary of the Company, as to the validity of the Series UIC-05A Notes is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-169832) and filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Series UIC-05A Third Supplemental Indenture and Pledge and Security Agreement, dated March 1, 2011, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     AMERCO
     (Registrant)

Date: March 4, 2011                                                                                    /s/ Jason A. Berg
      Jason A. Berg
      Principal Financial Officer and
      Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Series UIC-05A Third Supplemental Indenture and Pledge and Security Agreement, dated March 1, 2011, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).